Exhibit 99.1

Shore Bancshares, Inc.
18 E. Dover Street
Easton, Maryland 21601
Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports Third Quarter and Nine-Month Results

Easton, Maryland (10/25/2011) - Shore Bancshares, Inc. (NASDAQ - SHBI) today reported  net income of $94 thousand or $0.01 per diluted common share for the third quarter of 2011, compared to a net loss of $233 thousand or $(0.03) per diluted common share for the second quarter of 2011, and a net loss of $1.4 million or $(0.17) per diluted common share for the third quarter of 2010. The Company reported a net loss of $1.2 million or $(0.14) per diluted common share for the first nine months of 2011, compared to a net loss of $2.5 million or $(0.30) per diluted common share for the first nine months of 2010.

During the third quarter of 2011, the Company recorded goodwill impairment charges of $1.2 million and other intangible assets impairment charges of $120 thousand.  Most of the impairment charges related to the Company’s retail insurance business and $274 thousand of the goodwill impairment was not tax deductible.  A decrease in the provision for credit losses of $1.7 million, partially offset by the impairment charges, was  the primary reason for the improved results when comparing the third quarter of 2011 to the second quarter of 2011.  When comparing the third quarter of 2011 to the third quarter of 2010, the main reasons for the improved results were lower impairment charges of $1.7 million and a decrease in the provision for credit losses of $543 thousand, which were partially offset by a decline in net interest income of $564 thousand.

When comparing the results of the first nine months of 2011 to the first nine months of 2010, the principal factors creating the difference were lower impairment charges of $1.7 million and a decrease in the provision for credit losses of $1.3 million, which were partially offset by a decline in net interest income of $1.8 million.

“We are still experiencing elevated credit losses associated with the disposition of nonperforming loans, as evidenced by the $3.7 million we set aside during the third quarter for possible loan losses, but it is encouraging to note that the loan loss provision was less this quarter than for the linked second quarter ($5.4 million) and also for the third quarter a year ago ($4.2 million).  We are cautiously optimistic that the level of new nonperforming loans has substantially peaked and our focused efforts to dispose of existing problem loans are making consistent headway ultimately to reduce our ratio of nonperforming assets to total assets.  It’s a very slow process, however, as real estate values across our markets remain at historical lows,” said W. Moorhead Vermilye, chief executive officer.

Mr. Vermilye added, “On a positive note, total deposits increased 3.3% to $1.012 billion when compared to December 31, 2010. The net interest margin remained solid at 3.77% for the third quarter of 2011, versus 3.80% for the second quarter of 2011 and 4.00% for the third quarter of 2010.”

“Our company is the dominant locally-managed financial institution covering the Delmarva peninsula and we are committed to supporting customers in every way through this tough business climate.  Our deposit market share stability confirms that our loyal customers understand we are in this business for the long term as an independent local banking leader,” Vermilye said.

The Company’s return on average assets for the third quarter of 2011 was 0.03%, compared to (0.08)% and (0.49)% for the quarters ended June 30, 2011 and September 30, 2010, respectively.  The return on average  equity was 0.31% for the third quarter of 2011, compared to (0.77)% for the second quarter of 2011 and (4.43)% for the third quarter of 2010.  The return on average tangible equity was 4.21% for the third quarter of 2011, compared to (0.60)% for the second quarter of 2011 and 4.31% for the third quarter of 2010.

The Company’s return on average assets for the first nine months of 2011 was (0.14)%, compared to (0.30)% for the first nine months of 2010. The return on average equity was (1.34)% and (2.66)% for the first nine months of 2011and 2010, respectively, while the return on average tangible equity was (0.09)% and 0.22% for the first nine months of 2011and 2010, respectively.

Total assets were $1.158 billion at September 30, 2011, a 2.4% increase when compared to the $1.130 billion at the end of 2010. Total loans decreased 3.7% to $862.6 million and total deposits increased 3.3% to $1.012 billion when compared to December 31, 2010. Total stockholders’ equity decreased 1.2% from the end of 2010. Average equity to average assets was 10.74% and 11.09% for the first nine months of 2011 and 2010, respectively, while average tangible equity to average tangible assets was 9.27% and 9.40% for the first nine months of 2011 and 2010, respectively. Capital levels remain well above regulatory minimums to be considered well-capitalized.

Review of Quarterly Financial Results
Net interest income for the third quarter of 2011 was $10.1 million, a 1.8% increase from the second quarter of 2011 and a decrease of 5.3% from the same period last year. The increase in net interest income when compared to the second quarter of 2011 was primarily due to an increase in the balances of average earning assets. The decrease in net interest income when compared to the third quarter of 2010 was primarily due to lower yields earned on average earning assets. The Company’s net interest margin was 3.77% for the third quarter of 2011, 3.80% for the second quarter of 2011 and 4.00% for the third quarter of 2010.

The provision for credit losses was $3.7 million for the three months ended September 30, 2011. The comparable amounts were $5.4 million and $4.2 million for the three months ended June 30, 2011 and September 30, 2010, respectively. The ratio of the allowance for credit losses to period-end loans was 1.57% at September 30, 2011, compared to 1.86% at June 30, 2011 and 1.45% at September 30, 2010. Management believes that the provision for credit losses and the resulting allowance were adequate at September 30, 2011 to provide for probable losses in our loan portfolio.

The level of provision for credit losses was primarily in response to loan charge-offs which remain at historically high levels and a very weak economy. Net charge-offs were $6.5 million for both the third and second quarters of 2011 and $4.3 million for the third quarter of 2010. The ratio of quarter-to-date annualized net charge-offs to average loans was 2.95% for the third quarter of 2011, 2.96% for the second quarter of 2011 and 1.90% for the third quarter of 2010. In addition, nonperforming assets have increased $13.3 million when compared to the end of June 2011 and $45.6 million when compared to the end of September 2010. The increase from the end of the prior quarter was primarily in loans past due 90 days and still accruing. This increase was mainly due to three large credits totaling $9.7 million. Subsequent to September 30, 2011, two of the relationships, which totaled $8.2 million, were brought current. Management believes that the third loan, which totaled $1.5 million, is well-secured, and it is in the process of collection. The ratio of nonperforming assets to total assets was 8.02% at September 30, 2011. The comparable nonperforming assets to total assets ratio was 7.08% at June 30, 2011, and 4.16% at September 30, 2010.

Total noninterest income for the third quarter of 2011 increased $142 thousand, or 3.2%, when compared to the second quarter of 2011 and decreased $120 thousand, or 2.6%, when compared to the third quarter of 2010. The increase when compared to the second quarter of 2011 was primarily due to $352 thousand more in gains on sales of investment securities which were partially offset by $163 thousand less in insurance agency commissions. The decline in noninterest income during the third quarter of 2011 when compared to the third quarter of 2010 was primarily due to a decline in insurance agency commissions of $201 thousand, service charges on deposit accounts of $144 thousand and other noninterest income of $161 thousand, offset by $354 thousand in gains on sales of investment securities. The lower service charges on deposit accounts were due to a decrease in customer use of overdraft protection programs. Included in other noninterest income for the third quarter of 2010 was a $224 thousand gain relating to the surrender of directors’ life insurance policies.

Total noninterest expense for the third quarter of 2011 increased $1.5 million, or 16.1%, when compared to the second quarter of 2011 mainly due to the goodwill and other intangible assets impairment charges of $1.3 million.  The increase in noninterest expense also included higher expenses related to other real estate owned activities which were partially offset by lower expenses related to FDIC insurance premiums and insurance agency commissions. When compared to the third quarter of 2010, total noninterest expense for the third quarter of 2011 decreased $2.0 million, or 15.5%, primarily due to lower impairment charges of $1.7 million and lower expenses related to salaries and FDIC insurance premiums, offset slightly by higher expenses related to other real estate owned activities included in other noninterest expenses.

Review of Nine-Month Financial Results
Net interest income for the first nine months of 2011 was $29.9 million, a decrease of 5.8% when compared to the first nine months of 2010.  The decrease was primarily due to lower balances of and yields earned on average earning assets.  The net interest margin decreased 20 basis points (bp) from 3.99% for the first nine months of 2010 to 3.79% for the first nine months of 2011.

The provisions for credit losses for the nine months ended September 30, 2011 and 2010 were $15.4 million and $16.7 million, respectively.  Net charge-offs were $16.1 million and $14.5 million for the nine months ended September 30, 2011 and 2010, respectively.  The ratio of year-to-date annualized net charge-offs to average loans was 2.45% for the first nine months of 2011 and 2.13% for the first nine months of 2010.
Total noninterest income for the nine months ended September 30, 2011 declined $794 thousand when compared to the same period in 2010.  As with the third quarter 2011 results, the decrease in noninterest income was mainly due to a decline in insurance agency commissions, service charges on deposit accounts and other noninterest income which reflected the $224 thousand gain relating to the surrender of directors’ life insurance policies during the third quarter of 2010.  These decreases in noninterest income were partially offset by $435 thousand in gains on sales of investment securities.

Total noninterest expense for the nine months ended September 30, 2011 decreased $2.9 million when compared to the same period in 2010.  The primary reason for the decrease was lower expenses related to impairment charges, salaries, FDIC insurance premiums and insurance agency commissions.  These expenses were somewhat offset by higher data processing charges relating to the merger of The Felton Bank into CNB during the first quarter of 2011.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore.  It is the parent company of two banks, The Talbot Bank of Easton, Maryland, and CNB; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; two insurance premium finance companies, Mubell Finance, LLC and ESFS, Inc; and a registered investment adviser firm, Wye Financial Services, LLC.  Shore Bancshares, Inc. engages in the mortgage broker business under the name “Wye Mortgage Group” through a minority series investment in an unrelated Delaware limited liability company.  Additional information is available at www.shbi.com.

Forward-Looking Statements
This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements do not represent historical facts, but statements about management’s beliefs, plans and objectives.  These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions.  Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true.  These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements.  For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

For further information contact: W. Moorhead Vermilye, Chief Executive Officer, 410-763-7800

Shore Bancshares, Inc.	Page 4 of 11
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2011	2010	Change		2011	2010	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$10,123	$10,687	(5.3)%		$29,927	$31,773	(5.8)%
Provision for credit losses	3,650	4,193	(13.0)		15,435	16,727	(7.7)
Noninterest income	4,523	4,643	(2.6)		13,299	14,093	(5.6)
Noninterest expense	10,677	12,629	(15.5)		29,762	32,638	(8.8)
Income (loss) before income taxes	319	(1,492)	121.4		(1,971)	(3,499)	43.7
Income tax expense (benefit)	225	(92)	344.6		(749)	(982)	23.7
Net income (loss)	$94	$(1,400)	106.7		$(1,222)	$(2,517)	51.5

Return on average assets	0.03%	(0.49)%	52	bp	(0.14)%	(0.30)%	16	bp
Return on average equity	0.31	(4.43)	474		(1.34)	(2.66)	132
Return on average tangible equity (1)	4.21	4.31	(10)		(0.09)	0.22	(31)
Net interest margin	3.77	4.00	(23)		3.79	3.99	(20)
Efficiency ratio - GAAP	72.90	82.38	(948)		68.85	71.16	(231)
Efficiency ratio - Non-GAAP (1)	64.40	62.56	184		65.51	63.98	153

PER SHARE DATA
Basic net income (loss) per common share	$0.01	$(0.17)	105.9%		$(0.14)	$(0.30)	53.3%
Diluted net income (loss) per common share	0.01	(0.17)	105.9		(0.14)	(0.30)	53.3
Dividends paid per common share	0.01	0.06	(83.3)		0.08	0.18	(55.6)
Book value per common share at period end	14.31	14.49	(1.2)
Tangible book value per common share at period end (1)	12.32	12.37	(0.4)
Market value at period end	4.36	9.48	(54.0)
Market range:
High	7.06	12.10	(41.7)		11.11	14.80	(24.9)
Low	3.95	9.20	(57.1)		3.95	9.20	(57.1)

PERIOD-END BALANCE SHEET DATA
Loans	$862,566	$906,490	(4.8)%
Securities	112,328	104,075	7.9
Assets	1,157,536	1,134,503	2.0
Deposits	1,011,919	982,428	3.0
Stockholders' equity	120,986	122,355	(1.1)

AVERAGE BALANCE SHEET DATA
Loans	$869,221	$904,293	(3.9)%		$879,509	$907,965	(3.1)%
Securities	113,938	105,466	8.0		110,482	108,469	1.9
Earning assets	1,069,636	1,066,063	0.3		1,062,846	1,070,833	(0.7)
Assets	1,142,588	1,139,043	0.3		1,132,964	1,139,747	(0.6)
Deposits	994,968	984,018	1.1		984,733	980,968	0.4
Stockholders' equity	121,327	125,308	(3.2)		121,656	126,343	(3.7)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.62%	11.00%	(38	)bp	10.74%	11.09%	(35	)bp
Average tangible equity to average tangible assets (1)	9.17	9.33	(16)		9.27	9.40	(13)
Annualized net charge-offs to average loans	2.95	1.90	105		2.45	2.13	32
Allowance for credit losses to period-end loans	1.57	1.45	12
Allowance for credit losses to nonaccrual loans	27.31	35.76	(845)
Allowance for credit losses to nonperforming loans (2)	16.31	28.76	(1,245)
Nonaccrual loans to total loans	5.75	4.06	169
Nonaccrual loans to total assets	4.28	3.24	104
Nonperforming assets to total loans+other real estate and other assets owned (3)	10.65	5.20	545
Nonperforming assets to total assets	8.02	4.16	386

(1)	See the reconciliation table on page 11 of 11.

(2)	Nonperforming loans include nonaccrual, 90 days past due and still accruing and accruing troubled debt restructurings.

(3)	Nonperforming assets include nonperforming loans and other real estate and other assets owned.

Shore Bancshares, Inc.	Page 5 of 11
Consolidated Balance Sheets
(In thousands, except per share data)

				September 30, 2011	September 30, 2011
	September 30,	December 31,	September 30,	compared to	compared to
	2011	2010	2010	December 31, 2010	September 30, 2010
ASSETS
Cash and due from banks	$26,519	$19,680	$21,764	34.8%	21.8%
Interest-bearing deposits with other banks	92,293	21,593	18,014	327.4	412.3
Federal funds sold	9,966	36,691	35,161	(72.8)	(71.7)
Investments available for sale (at fair value)	105,804	99,055	96,219	6.8	10.0
Investments held to maturity	6,524	6,727	7,856	(3.0)	(17.0)

Loans	862,566	895,404	906,490	(3.7)	(4.8)
Less: allowance for credit losses	(13,540)	(14,227)	(13,153)	(4.8)	2.9
Loans, net	849,026	881,177	893,337	(3.6)	(5.0)

Premises and equipment, net	14,236	14,483	14,714	(1.7)	(3.2)
Goodwill	12,454	13,678	12,954	(8.9)	(3.9)
Other intangible assets, net	4,334	4,840	4,969	(10.5)	(12.8)
Other real estate and other assets owned, net	9,865	3,702	1,517	166.5	550.3
Other assets	26,515	28,685	27,998	(7.6)	(5.3)

Total assets	$1,157,536	$1,130,311	$1,134,503	2.4	2.0

LIABILITIES
Noninterest-bearing deposits	$135,822	$124,188	$121,480	9.4	11.8
Interest-bearing deposits	876,097	855,328	860,948	2.4	1.8
Total deposits	1,011,919	979,516	982,428	3.3	3.0

Short-term borrowings	15,292	16,041	17,782	(4.7)	(14.0)
Accrued expenses and other liabilities	8,407	11,309	10,509	(25.7)	(20.0)
Long-term debt	932	932	1,429	-	(34.8)
Total liabilities	1,036,550	1,007,798	1,012,148	2.9	2.4

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized 35,000,000 shares	85	84	84	1.2	1.2
Warrant	1,543	1,543	1,543	-	-
Additional paid in capital	30,438	30,242	30,173	0.6	0.9
Retained earnings	90,560	92,458	92,115	(2.1)	(1.7)
Accumulated other comprehensive loss	(1,640)	(1,814)	(1,560)	9.6	(5.1)
Total stockholders' equity	120,986	122,513	122,355	(1.2)	(1.1)

Total liabilities and stockholders' equity	$1,157,536	$1,130,311	$1,134,503	2.4	2.0

Period-end common shares outstanding	8,457	8,443	8,443	0.2	0.2
Book value per common share	$14.31	$14.51	$14.49	(1.4)	(1.2)

Shore Bancshares, Inc.	Page 6 of 11
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended			For the Nine Months Ended
	September 30,			September 30,
	2011	2010	% Change	2011	2010	% Change
INTEREST INCOME
Interest and fees on loans	$12,003	$13,083	(8.3)%	$35,900	$39,004	(8.0)%
Interest and dividends on investment securities:
Taxable	795	677	17.4	2,234	2,405	(7.1)
Tax-exempt	38	50	(24.0)	116	165	(29.7)
Interest on federal funds sold	3	21	(85.7)	24	47	(48.9)
Interest on deposits with other banks	29	6	383.3	47	11	327.3
Total interest income	12,868	13,837	(7.0)	38,321	41,632	(8.0)

INTEREST EXPENSE
Interest on deposits	2,720	3,117	(12.7)	8,322	9,744	(14.6)
Interest on short-term borrowings	15	17	(11.8)	41	68	(39.7)
Interest on long-term debt	10	16	(37.5)	31	47	(34.0)
Total interest expense	2,745	3,150	(12.9)	8,394	9,859	(14.9)

NET INTEREST INCOME	10,123	10,687	(5.3)	29,927	31,773	(5.8)
Provision for credit losses	3,650	4,193	(13.0)	15,435	16,727	(7.7)

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	6,473	6,494	(0.3)	14,492	15,046	(3.7)

NONINTEREST INCOME
Service charges on deposit accounts	697	841	(17.1)	2,145	2,458	(12.7)
Trust and investment fee income	389	357	9.0	1,183	1,145	3.3
Investment securities gains	354	-	-	435	-	-
Insurance agency commissions	2,312	2,513	(8.0)	7,297	7,997	(8.8)
Other noninterest income	771	932	(17.3)	2,239	2,493	(10.2)
Total noninterest income	4,523	4,643	(2.6)	13,299	14,093	(5.6)

NONINTEREST EXPENSE
Salaries and wages	4,097	4,404	(7.0)	12,447	13,257	(6.1)
Employee benefits	878	897	(2.1)	2,917	2,936	(0.6)
Occupancy expense	585	547	6.9	1,749	1,766	(1.0)
Furniture and equipment expense	262	325	(19.4)	825	938	(12.0)
Data processing	661	696	(5.0)	2,192	1,987	10.3
Directors' fees	198	118	67.8	417	344	21.2
Goodwill and other intangible assets impairment	1,344	3,051	(55.9)	1,344	3,051	(55.9)
Amortization of intangible assets	129	128	0.8	386	386	-
Insurance agency commissions expense	250	338	(26.0)	982	1,230	(20.2)
FDIC insurance premium expense	180	448	(59.8)	1,044	1,389	(24.8)
Other noninterest expenses	2,093	1,677	24.8	5,459	5,354	2.0
Total noninterest expense	10,677	12,629	(15.5)	29,762	32,638	(8.8)

Income (loss) before income taxes	319	(1,492)	121.4	(1,971)	(3,499)	43.7
Income tax expense (benefit)	225	(92)	344.6	(749)	(982)	23.7

NET INCOME (LOSS)	$94	$(1,400)	106.7	$(1,222)	$(2,517)	51.5

Weighted average shares outstanding - basic	8,457	8,443	0.2	8,449	8,441	0.1
Weighted average shares outstanding - diluted	8,457	8,443	0.2	8,449	8,441	0.1

Basic net income (loss) per common share	$0.01	$(0.17)	105.9	$(0.14)	$(0.30)	53.3
Diluted net income (loss) per common share	0.01	(0.17)	105.9	(0.14)	(0.30)	53.3
Dividends paid per common share	0.01	0.06	(83.3)	0.08	0.18	(55.6)

Shore Bancshares, Inc.	Page 7 of 11
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2011		2010		2011		2010
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$869,221	5.49%	$904,293	5.76%	$879,509	5.47%	$907,965	5.76%
Investment securities
Taxable	109,498	2.88	99,572	2.70	105,939	2.82	102,100	3.15
Tax-exempt	4,440	5.12	5,894	5.16	4,543	5.16	6,369	5.26
Federal funds sold	15,905	0.07	40,638	0.20	28,896	0.11	41,709	0.15
Interest-bearing deposits	70,572	0.16	15,666	0.15	43,959	0.14	12,690	0.12
Total earning assets	1,069,636	4.79%	1,066,063	5.18%	1,062,846	4.84%	1,070,833	5.22%
Cash and due from banks	20,414		21,865		19,356		15,455
Other assets	69,394		65,081		67,588		66,942
Allowance for credit losses	(16,856)		(13,966)		(16,826)		(13,483)
Total assets	$1,142,588		$1,139,043		$1,132,964		$1,139,747

Interest-bearing liabilities
Demand deposits	$154,685	0.20%	$132,023	0.24%	$141,447	0.21%	$130,872	0.25%
Money market and savings deposits	266,871	1.03	259,511	0.81	263,216	0.97	258,628	0.73
Certificates of deposit $100,000 or more	235,362	1.63	258,542	1.91	246,362	1.67	256,470	2.08
Other time deposits	204,836	1.91	212,098	2.37	206,470	2.01	215,911	2.53
Interest-bearing deposits	861,754	1.25	862,174	1.44	857,495	1.30	861,881	1.51
Short-term borrowings	15,640	0.37	16,092	0.38	14,947	0.36	16,673	0.55
Long-term debt	932	4.46	1,429	4.36	932	4.51	1,429	4.40
Total interest-bearing liabilities	878,326	1.24%	879,695	1.42%	873,374	1.29%	879,983	1.50%
Noninterest-bearing deposits	133,214		121,844		127,238		119,087
Accrued expenses and other liabilities	9,721		12,196		10,696		14,334
Stockholders' equity	121,327		125,308		121,656		126,343
Total liabilities and stockholders' equity	$1,142,588		$1,139,043		$1,132,964		$1,139,747

Net interest spread		3.55%		3.76%		3.55%		3.72%
Net interest margin		3.77%		4.00%		3.79%		3.99%

Shore Bancshares, Inc.	Page 8 of 11
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	3rd quarter	2nd quarter	1st quarter	4th quarter	3rd quarter	3Q 11		3Q 11
	2011	2011	2011	2010	2010	compared to		compared to
	(3Q 11)	(2Q 11)	(1Q 11)	(4Q 10)	(3Q 10)	2Q 11		3Q 10
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$10,172	$10,001	$9,921	$10,932	$10,754	1.7%		(5.4)%
Taxable-equivalent adjustment	49	59	59	66	67	(16.9)		(26.9)
Net interest income	10,123	9,942	9,862	10,866	10,687	1.8		(5.3)
Provision for credit losses	3,650	5,395	6,390	4,392	4,193	(32.3)		(13.0)
Noninterest income	4,523	4,381	4,395	3,948	4,643	3.2		(2.6)
Noninterest expense	10,677	9,194	9,891	9,082	12,629	16.1		(15.5)
Income (loss) before income taxes	319	(266)	(2,024)	1,340	(1,492)	219.9		121.4
Income tax expense (benefit)	225	(33)	(941)	490	(92)	781.8		344.6
Net income (loss)	$94	$(233)	$(1,083)	$850	$(1,400)	140.3		106.7

Return on average assets	0.03%	(0.08)%	(0.39)%	0.30%	(0.49)%	11	bp	52	bp
Return on average equity	0.31	(0.77)	(3.59)	2.73	(4.43)	108		474
Return on average tangible equity (1)	4.21	(0.60)	(3.92)	3.49	4.31	481		(10)
Net interest margin	3.77	3.80	3.79	4.09	4.00	(3)		(23)
Efficiency ratio - GAAP	72.90	64.19	69.38	61.31	82.38	871		(948)
Efficiency ratio - Non-GAAP (1)	64.40	63.31	68.85	60.44	62.56	109		184

PER SHARE DATA
Basic net income (loss) per common share	$0.01	$(0.03)	$(0.13)	$0.10	$(0.17)	133.3%		105.9%
Diluted net income (loss) per common share	0.01	(0.03)	(0.13)	0.10	(0.17)	133.3		105.9
Dividends paid per common share	0.01	0.01	0.06	0.06	0.06	-		(83.3)
Book value per common share at period end	14.31	14.30	14.32	14.51	14.49	0.1		(1.2)
Tangible book value per common share at period end (1)	12.32	12.14	12.14	12.32	12.37	1.5		(0.4)
Market value at period end	4.36	6.98	9.75	10.54	9.48	(37.5)		(54.0)
Market range:
High	7.06	10.21	11.11	10.73	12.10	(30.9)		(41.7)
Low	3.95	6.51	9.42	9.25	9.20	(39.3)		(57.1)

PERIOD-END BALANCE SHEET DATA
Loans	$862,566	$877,331	$884,715	$895,404	$906,490	(1.7)%		(4.8)%
Securities	112,328	113,271	106,920	105,782	104,075	(0.8)		7.9
Assets	1,157,536	1,124,191	1,131,334	1,130,311	1,134,503	3.0		2.0
Deposits	1,011,919	973,442	986,486	979,516	982,428	4.0		3.0
Stockholders' equity	120,986	120,941	120,926	122,513	122,355	-		(1.1)

AVERAGE BALANCE SHEET DATA
Loans	$869,221	$881,976	$887,531	$903,075	$904,293	(1.4)%		(3.9)%
Securities	113,938	111,190	106,235	103,600	105,466	2.5		8.0
Earning assets	1,069,636	1,056,658	1,062,164	1,060,645	1,066,063	1.2		0.3
Assets	1,142,588	1,125,213	1,131,259	1,128,517	1,139,043	1.5		0.3
Deposits	994,968	976,840	982,249	978,444	984,018	1.9		1.1
Stockholders' equity	121,327	121,187	122,466	123,341	125,308	0.1		(3.2)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.62%	10.77%	10.83%	10.93%	11.00%	(15	)bp	(38	)bp
Average tangible equity to average tangible assets (1)	9.17	9.29	9.35	9.50	9.33	(12)		(16)
Annualized net charge-offs to average loans	2.95	2.96	1.44	1.46	1.90	(1)		105
Allowance for credit losses to period-end loans	1.57	1.86	1.97	1.59	1.45	(29)		12
Allowance for credit losses to nonaccrual loans	27.31	33.74	35.83	39.26	35.76	(643)		(845)
Allowance for credit losses to nonperforming loans (2)	16.31	22.80	22.40	22.82	28.76	(649)		(1,245)
Nonaccrual loans to total loans	5.75	5.53	5.51	4.05	4.06	22		169
Nonaccrual loans to total assets	4.28	4.31	4.31	3.21	3.24	(3)		104
Nonperforming assets to total loans+other real estate and other assets owned (3)	10.65	8.99	9.31	7.34	5.20	166		545
Nonperforming assets to total assets	8.02	7.08	7.32	5.84	4.16	94		386

(1)	See the reconciliation table on page 11 of 11.

(2)	Nonperforming loans include nonaccrual, 90 days past due and still accruing and accruing troubled debt restructurings.

(3)	Nonperforming assets include nonperforming loans and other real estate and other assets owned.

Shore Bancshares, Inc.	Page 9 of 11
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						3Q 11	3Q 11
						compared to	compared to
	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	2Q 11	3Q 10
INTEREST INCOME
Interest and fees on loans	$12,003	$11,896	$12,001	$12,958	$13,083	0.9%	(8.3)%
Interest and dividends on investment securities:
Taxable	795	782	657	804	677	1.7	17.4
Tax-exempt	38	40	38	47	50	(5.0)	(24.0)
Interest on federal funds sold	3	5	16	13	21	(40.0)	(85.7)
Interest on deposits with other banks	29	12	6	7	6	141.7	383.3
Total interest income	12,868	12,735	12,718	13,829	13,837	1.0	(7.0)

INTEREST EXPENSE
Interest on deposits	2,720	2,769	2,833	2,937	3,117	(1.8)	(12.7)
Interest on short-term borrowings	15	13	13	15	17	15.4	(11.8)
Interest on long-term debt	10	11	10	11	16	(9.1)	(37.5)
Total interest expense	2,745	2,793	2,856	2,963	3,150	(1.7)	(12.9)

NET INTEREST INCOME	10,123	9,942	9,862	10,866	10,687	1.8	(5.3)
Provision for credit losses	3,650	5,395	6,390	4,392	4,193	(32.3)	(13.0)

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	6,473	4,547	3,472	6,474	6,494	42.4	(0.3)

NONINTEREST INCOME
Service charges on deposit accounts	697	744	704	799	841	(6.3)	(17.1)
Trust and investment fee income	389	418	376	358	357	(6.9)	9.0
Investment securities gains	354	2	79	-	-	17,600.0	-
Insurance agency commissions	2,312	2,475	2,510	2,116	2,513	(6.6)	(8.0)
Other noninterest income	771	742	726	675	932	3.9	(17.3)
Total noninterest income	4,523	4,381	4,395	3,948	4,643	3.2	(2.6)

NONINTEREST EXPENSE
Salaries and wages	4,097	4,104	4,246	4,220	4,404	(0.2)	(7.0)
Employee benefits	878	886	1,153	893	897	(0.9)	(2.1)
Occupancy expense	585	568	596	562	547	3.0	6.9
Furniture and equipment expense	262	291	272	262	325	(10.0)	(19.4)
Data processing	661	680	851	620	696	(2.8)	(5.0)
Directors' fees	198	112	107	68	118	76.8	67.8
Goodwill and other intangible assets impairment	1,344	-	-	-	3,051	-	(55.9)
Amortization of intangible assets	129	128	129	129	128	0.8	0.8
Insurance agency commissions expense	250	357	375	339	338	(30.0)	(26.0)
FDIC insurance premium expense	180	404	460	445	448	(55.4)	(59.8)
Other noninterest expenses	2,093	1,664	1,702	1,544	1,677	25.8	24.8
Total noninterest expense	10,677	9,194	9,891	9,082	12,629	16.1	(15.5)

Income (loss) before income taxes	319	(266)	(2,024)	1,340	(1,492)	219.9	121.4
Income tax expense (benefit)	225	(33)	(941)	490	(92)	781.8	344.6

NET INCOME (LOSS)	$94	$(233)	$(1,083)	$850	$(1,400)	140.3	106.7

Weighted average shares outstanding - basic	8,457	8,446	8,443	8,443	8,443	0.1	0.2
Weighted average shares outstanding - diluted	8,457	8,446	8,443	8,443	8,443	0.1	0.2

Basic net income (loss) per common share	$0.01	$(0.03)	$(0.13)	$0.10	$(0.17)	133.3	105.9
Diluted net income (loss) per common share	0.01	(0.03)	(0.13)	0.10	(0.17)	133.3	105.9
Dividends paid per common share	0.01	0.01	0.06	0.06	0.06	-	(83.3)

Shore Bancshares, Inc.	Page 10 of 11
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											3Q 11	3Q 11
											compared to	compared to
	3Q 11		2Q 11		1Q 11		4Q 10		3Q 10		2Q 11	3Q 10
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$869,221	5.49%	$881,976	5.43%	$887,531	5.50%	$903,075	5.71%	$904,293	5.76%	(1.5)%	(3.9)%
Investment securities
Taxable	109,498	2.88	106,609	2.94	101,625	2.62	98,378	3.24	99,572	2.70	2.7	10.0
Tax-exempt	4,440	5.12	4,581	5.27	4,610	5.08	5,222	5.40	5,894	5.16	(3.1)	(24.7)
Federal funds sold	15,905	0.07	24,310	0.09	46,813	0.14	34,018	0.16	40,638	0.20	(34.6)	(60.9)
Interest-bearing deposits	70,572	0.16	39,182	0.12	21,585	0.12	19,952	0.12	15,666	0.15	80.1	350.5
Total earning assets	1,069,636	4.79%	1,056,658	4.86%	1,062,164	4.88%	1,060,645	5.20%	1,066,063	5.18%	1.2	0.3
Cash and due from banks	20,414		18,327		19,316		19,867		21,865		11.4	(6.6)
Other assets	69,394		68,190		65,426		62,305		65,081		1.8	6.6
Allowance for credit losses	(16,856)		(17,962)		(15,647)		(14,300)		(13,966)		(6.2)	20.7
Total assets	$1,142,588		$1,125,213		$1,131,259		$1,128,517		$1,139,043		1.5	0.3

Interest-bearing liabilities
Demand deposits	$154,685	0.20%	$137,775	0.22%	$131,628	0.22%	$128,592	0.22%	$132,023	0.24%	12.3	17.2
Money market and savings deposits	266,871	1.03	261,869	0.97	260,841	0.93	258,713	0.84	259,511	0.81	1.9	2.8
Certificates of deposit $100,000 or more	235,362	1.63	244,805	1.67	259,179	1.70	256,167	1.77	258,542	1.91	(3.9)	(9.0)
Other time deposits	204,836	1.91	206,310	2.02	208,301	2.10	208,808	2.23	212,098	2.37	(0.7)	(3.4)
Interest-bearing deposits	861,754	1.25	850,759	1.31	859,949	1.34	852,280	1.37	862,174	1.44	1.3	(0.1)
Short-term borrowings	15,640	0.37	15,020	0.36	14,165	0.37	15,381	0.39	16,092	0.38	4.1	(2.8)
Long-term debt	932	4.46	932	4.51	932	4.56	932	4.46	1,429	4.36	-	(34.8)
Total interest-bearing liabilities	878,326	1.24%	866,711	1.29%	875,046	1.32%	868,593	1.35%	879,695	1.42%	1.3	(0.2)
Noninterest-bearing deposits	133,214		126,081		122,300		126,164		121,844		5.7	9.3
Accrued expenses and other liabilities	9,721		11,234		11,447		10,419		12,196		(13.5)	(20.3)
Stockholders' equity	121,327		121,187		122,466		123,341		125,308		0.1	(3.2)
Total liabilities and stockholders' equity	$1,142,588		$1,125,213		$1,131,259		$1,128,517		$1,139,043		1.5	0.3

Net interest spread		3.55%		3.57%		3.56%		3.85%		3.76%
Net interest margin		3.77%		3.80%		3.79%		4.09%		4.00%

Shore Bancshares, Inc.	Page 11 of 11
Reconciliation of Non-GAAP Measures
(In thousands, except per share data)

						YTD	YTD
	3Q 11	2Q 11	1Q 11	4Q 10	3Q 10	09/30/2011	09/30/2010

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income (loss)	$94	$(233)	$(1,083)	$850	$(1,400)	$(1,222)	$(2,517)
Net income (loss) - annualized (A)	$373	$(935)	$(4,392)	$3,372	$(5,554)	$(1,634)	$(3,365)

Net income (loss), excluding net amortization and impairment charges of intangible assets	$1,094	$(155)	$(1,005)	$928	$1,134	$(66)	$173

Net income (loss), excluding net amortization and impairment charges of intangible assets - annualized (B)	$4,340	$(622)	$(4,076)	$3,682	$4,499	$(88)	$231

Average stockholders' equity (C)	$121,327	$121,187	$122,466	$123,341	$125,308	$121,656	$126,343
Less: Average goodwill and other intangible assets	(18,190)	(18,334)	(18,465)	(17,877)	(21,016)	(18,329)	(21,166)
Average tangible equity (D)	$103,137	$102,853	$104,001	$105,464	$104,292	$103,327	$105,177

Return on average equity (GAAP) (A)/(C)	0.31%	(0.77)%	(3.59)%	2.73%	(4.43)%	(1.34)%	(2.66)%
Return on average tangible equity (Non-GAAP) (B)/(D)	4.21%	(0.60)%	(3.92)%	3.49%	4.31%	(0.09)%	0.22%

The following reconciles GAAP efficiency ratio and non-GAAP efficiency ratio (Note 2):

Noninterest expense (E)	$10,677	$9,194	$9,891	$9,082	$12,629	$29,762	$32,638
Less: Amortization of intangible assets	(129)	(128)	(129)	(129)	(128)	(386)	(386)
Impairment charges	(1,344)	-	-	-	(3,051)	(1,344)	(3,051)
Adjusted noninterest expense (F)	$9,204	$9,066	$9,762	$8,953	$9,450	$28,032	$29,201

Net interest income (G)	$10,123	$9,942	$9,862	$10,866	$10,687	$29,927	$31,773

Noninterest income (H)	$4,523	$4,381	$4,395	$3,948	$4,643	$13,299	$14,093
Less: Investment securities (gains)/losses	(354)	(2)	(79)	-	-	(435)	-
Other nonrecurring (gains)/losses	-	-	-	-	(224)	-	(224)
Adjusted noninterest income (I)	$4,169	$4,379	$4,316	$3,948	$4,419	$12,864	$13,869

Efficiency ratio (GAAP) (E)/(G)+(H)	72.90%	64.19%	69.38%	61.31%	82.38%	68.85%	71.16%
Efficiency ratio (Non-GAAP) (F)/(G)+(I)	64.40%	63.31%	68.85%	60.44%	62.56%	65.51%	63.98%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (J)	$120,986	$120,941	$120,926	$122,513	$122,355
Less: Goodwill and other intangible assets	(16,788)	(18,261)	(18,389)	(18,518)	(17,923)
Tangible equity (K)	$104,198	$102,680	$102,537	$103,995	$104,432

Shares outstanding (L)	8,457	8,457	8,443	8,443	8,443

Book value per common share (GAAP) (J)/(L)	$14.31	$14.30	$14.32	$14.51	$14.49
Tangible book value per common share (Non-GAAP) (K)/(L)	$12.32	$12.14	$12.14	$12.32	$12.37

The following reconciles average equity to average assets and average tangible equity to average tangible assets (Note 1):

Average stockholders' equity (M)	$121,327	$121,187	$122,466	$123,341	$125,308	$121,656	$126,343
Less: Average goodwill and other intangible assets	(18,190)	(18,334)	(18,465)	(17,877)	(21,016)	(18,329)	(21,166)
Average tangible equity (N)	$103,137	$102,853	$104,001	$105,464	$104,292	$103,327	$105,177

Average assets (O)	$1,142,588	$1,125,213	$1,131,259	$1,128,517	$1,139,043	$1,132,964	$1,139,747
Less: Average goodwill and other intangible assets	(18,190)	(18,334)	(18,465)	(17,877)	(21,016)	(18,329)	(21,166)
Average tangible assets (P)	$1,124,398	$1,106,879	$1,112,794	$1,110,640	$1,118,027	$1,114,635	$1,118,581

Average equity/average assets (GAAP) (M)/(O)	10.62%	10.77%	10.83%	10.93%	11.00%	10.74%	11.09%
Average tangible equity/average tangible assets (Non-GAAP) (N)/(P)	9.17%	9.29%	9.35%	9.50%	9.33%	9.27%	9.40%

Note 1:	Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2:	Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.